SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                February 9, 2004
                        (Date of earliest event reported)


                           Farmers & Merchants Bancorp
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


         1.000 - 26099                                     94-3327828
         -------------                                     ----------
    (Commission File Number)                   IRS Employer Identification No.)


                111 West Pine Street, Lodi, California 95240-2184
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (209) 367-2412
                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable
          (Former name or former address, if changes since last report)




Item 12. Results of Operations and Financial Condition

On February 9, 2004, Farmers & Merchants Bancorp issued a press release concerning financial results for the fourth quarter and year-end, 2003, a copy of which is included as Exhibit 99 and incorporated herein by reference.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMERS & MERCHANTS BANCORP




                                    By   /s/ Stephen W. Haley

                                         Stephen W. Haley
                                         Executive Vice President
                                         & Chief Financial Officer


Date:  February 11, 2004